MERRILL LYNCH TECHNOLOGY FUND, INC.

                      Supplement dated May 6, 1999 to the
                        Prospectus dated June 30, 1998

     The proposed acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of the Fund by Merrill Lynch Global Technology Fund, Inc. (the "Reorganization") was considered at the meeting of the stockholders of the Fund held on January 12, 1999 and at the adjournments thereof. The Reorganization did not receive the requisite vote of a majority of the shares of the Fund outstanding in order to consummate the Reorganization.

Code # 16089-0698ALL